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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

July 17, 2003
Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23644 (Commission file number)	95-2848406 (I.R.S. Employer Identification No.)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)

(212) 588-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition (provided under "Item 9. Regulation FD Disclosure")

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead furnished under "Item 9. Regulation FD Disclosure".

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On July 17, 2003, Investment Technology Group, Inc. issued a press release announcing financial results for the quarter ended June 27, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC. (Registrant)
Date: July 28, 2003	By:	/s/ HOWARD C. NAPHTALI Howard C. Naphtali Chief Financial Officer and Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release by Investment Technology Group, Inc., dated as of July 17, 2003

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  Item 12. Results of Operations and Financial Condition (provided under "Item 9. Regulation FD Disclosure")
SIGNATURE
EXHIBIT INDEX